UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to SS240.14a-12


                           J NET ENTERPRISES, INC.
________________________________________________________________________
             (Name of Registrant as Specified in its Charter)


________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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    0-11.

1)  Title of each class of securities to which transaction applies:

_________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)  Proposed maximum aggregate value of transaction:

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5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
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    2)  Form, Schedule or Registration Statement No.:
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    3)  Filing Party:
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    4)  Date Filed:
        _____________________________________________


                          J NET ENTERPRISES, INC.
                        4020 Lake Creek Drive, #100
                           Wilson, Wyoming 83014
                               (307) 739-8603


                                             October  , 2004

Dear Stockholders:

     On behalf of the Board of Directors and Management of J Net
Enterprises, Inc. (the "Company"), I cordially invite you to attend our Annual Meeting of Stockholders to be held on November 18, 2004, at 9:00 a.m. local time, at The Yale Club of New York City located at 50 Vanderbilt Ave., New York, NY 10017.

     The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, our directors and executive officers will be present to respond to any questions that you may have. Your Board of Directors recommends a vote "FOR" the proposals listed as items 1, 2, 3, and 4 in the Notice and described in the enclosed Proxy Statement.

     Included with the accompanying Proxy Statement is a copy of our Annual Report on Form 10-K for fiscal year 2004. We encourage you to read the Form 10-K. It includes information on our operations as well as our audited financial statements.

     You may vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are enclosed. Please complete, date, sign and mail the enclosed proxy card in the return envelope provided, use the toll-free telephone number, or vote via the Internet promptly, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

     We look forward to greeting you at the meeting.

                                             Sincerely,


                                             Allan R. Tessler
                                             Chairman

                          J NET ENTERPRISES, INC.
                        4020 Lake Creek Drive, #100
                           Wilson, Wyoming 83014

                      Telephone Number: (307) 739-8603

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held November 18, 2004

To the Stockholders of J Net Enterprises, Inc.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of J Net Enterprises, Inc., a Nevada corporation (the "Company"), will be held at The Yale Club of New York City located at 50 Vanderbilt Ave., New York NY 10017 on November 18, 2004 at 9:00 a.m. local time, for the purpose of considering and acting upon:

     (1) the election of six directors to serve as the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (the "Director Proposal");

     (2) to consider and act upon a proposal to amend our Articles of Incorporation changing the Company's name to Epoch Holdings Corporation (the "Name Change Proposal");

     (3) To approve and adopt an Agreement and Plan of Merger providing for the merger of our Company into its wholly-owned subsidiary, Epoch Holdings Corporation, a Delaware corporation, for the purpose of changing our Company's state of incorporation from Nevada to Delaware (the "Proposed Reincorporation");

     (4) to approve the 2004 Omnibus Long-Term Incentive Compensation Plan (the "Incentive Plan Proposal");

     (5) to conduct such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 13, 2004 as the record date for determining Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

A proxy and postage prepaid return envelope are enclosed for your convenience.

                              By Order of the Board of Directors,


                              A. J. HICKS
                              Secretary

October   , 2004

It is important that your shares be represented at the Annual Meeting. Stockholders may vote their shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are enclosed. Please complete, date, sign and mail the enclosed proxy card in the return envelope provided, use the toll-free telephone number, or vote via the Internet promptly, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you are present at the Annual Meeting, you may withdraw your proxy and vote in person if you so desire.

                          J NET ENTERPRISES, INC.
                        4020 Lake Creek Drive, #100
                           Wilson, Wyoming 83014

                      Telephone Number: (307) 739-8603


                              PROXY STATEMENT
___________________________________________________________________________

We are providing these proxy materials in connection with J Net
Enterprises, Inc.'s 2004 Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and our 2004 Annual Report on Form 10-K will be mailed to stockholders on or about October 25, 2004. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
                          ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of J Net Enterprises, Inc. is soliciting your vote at the 2004 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting on:

(1) the election of six directors to serve as the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (the "Director Proposal");

(2) to consider and act upon a proposal to amend our Articles of Incorporation changing the Company's name to Epoch Holdings
     Corporation (the "Name Change Proposal");

(3) To approve and adopt an Agreement and Plan of Merger providing for the merger of our Company into its wholly-owned subsidiary, Epoch Holdings Corporation, a Delaware corporation, for the purpose of changing our Company's state of incorporation from Nevada to Delaware (the "Proposed Reincorporation");

(4) to approve the 2004 Omnibus Long-Term Incentive Compensation Plan (the "Incentive Plan Proposal");

(5) to conduct such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

What are the Board of Directors' recommendations?

The Board of Directors recommends a vote:

      FOR the Director Proposal;

      FOR the Name Change Proposal;

      FOR the Proposed Reincorporation;

      FOR the Incentive Plan Proposal; and

      FOR or AGAINST other matters that come before the Annual Meeting, as the proxy holders deem advisable.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors set October 13, 2004, as the record date for the Annual Meeting (the "Record Date"). All stockholders who owned our common stock at the close of business on the Record Date, may attend and vote at the Annual Meeting.

How many votes do I have?

You will have one vote for each share of our common stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. We had __________ shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

A majority of our outstanding shares as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a "quorum." Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf.
Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to elect directors and adopt the other proposals?

Directors are elected by a plurality of the votes cast. This means that the six individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected; nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

Each of the Name Change Proposal and the Proposed Reincorporation requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote thereon in order to be approved. If you abstain from voting from either of these proposals, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against each proposal.

The Incentive Plan Proposal requires the affirmative vote of a majority of the shares of our common stock represented at the Annual Meeting and entitled to vote thereon in order to be approved. If you abstain from voting from either of these proposals, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against each proposal.

What if I don't vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and stockholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan). With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote on the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet or by voting by ballot at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Each stockholder may also bring one guest to the meeting if there is space available.

What do I need to attend the Annual Meeting and when should I arrive?

In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of our stock on the Record Date. Any holder of a proxy from a stockholder must present the properly executed proxy card.
Stockholders and proxyholders must also present a form of photo identification such as a driver's license.

Who pays for the proxy solicitation and how will J Net solicit votes?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access the  proxy materials and annual report electronically?

The proxy statement and our 2004 Annual Report on Form 10-K are available on our website at www.jnettech.com.

Is a list of stockholders available?

The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at 3900 Dallas Parkway, #340, Plano, TX 75093. Please contact our Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders may contact our transfer agent, Continental Stock Transfer & Trust Co., by calling 307-739-8603 or writing to J Net Enterprises, Inc.,
Attn: Shareholder Relations Department, 4020 Lake Creek Drive, #100, Wilson, WY 83014 to get more information about these matters

HOW DO I VOTE ?

Your vote is important. You may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card.

Vote by Telephone

You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote on the Internet

You also can choose to vote on the Internet. The web site for Internet voting is __________. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that you will be responsible for.

Vote by Mail

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to ____________________________________ in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to _______________________, c/o_______________________.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors.

General

This Proxy Statement, including the letter of our Chairman and Notice of Annual Meeting of Stockholders (collectively the "Proxy Statement"), is furnished to the holders ("Stockholders") of Common Stock, par value $.01 per share (the "Common Stock"), of J Net Enterprises, Inc., a Nevada corporation ("we," "us" or the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at our Annual Meeting of Stockholders to be held on November 18, 2004, including any adjournment or adjournments thereof, (the "Annual Meeting"). It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about October 25, 2004.

Our Board does not know of any matters that are expected to be presented for consideration at our Annual Meeting other than the matters described in this Proxy Statement. However, if other matters properly come before our Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

All proxies received pursuant to this solicitation will be voted "FOR" the Proposals, except as to matters where authority to vote is specifically withheld and where another choice is specified as to the Proposal, in which event, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board intend to vote "FOR" each of the Proposals.

Record Date; Stockholders Entitled to Vote; Quorum

Only Stockholders of record at the close of business on October 13, 2004 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, we had __________ shares of Common Stock outstanding. Shares of our Common Stock are the only securities entitled to vote at our Annual Meeting and each share outstanding as of the Record Date will be entitled to one vote. The presence in person or by proxy of the Stockholders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Vote Required For Approval

Nevada law requires that each of the six nominees for director be elected by the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.
Only votes "for" or "against" shall affect the outcome. Abstentions will be counted toward the tabulation of votes cast on the Director Proposal and will have the same effect as negative votes. Broker non-votes are not counted for purposes of the election of Directors.

Each of the Name Change Proposal and the Proposed Reincorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote thereon in order to be approved. If you abstain from voting from either of these proposals, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against each proposal.

The Incentive Plan Proposal requires the affirmative vote of a majority of the shares of our Common Stock represented at the Annual Meeting and entitled to vote thereon in order to be approved. If you abstain from voting from either of these proposals, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against each proposal.

Revocability of Proxies

A Stockholder may revoke a proxy at any time before its exercise by (1) notifying in writing the Secretary of our Company at 4020 Lake Creek Drive, #100, Wilson, WY 83014, Attention: A.J. Hicks, Secretary, (2) completing a later dated proxy and returning it to our Secretary, or (3) appearing in person and voting at the meeting. Additional proxy cards are available from our Secretary.

Solicitation of Proxies

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited personally or by telephone by our directors, officers or employees, none of whom will receive any compensation therefor in addition to their regular remuneration. We will reimburse brokers and certain other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their proxies, which are anticipated to total $_____.

Voting of Proxies

Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy which does not indicate instructions will be voted "FOR" the Proposals. The Annual Meeting will be held for the transaction of business described above and for the transaction of such other business as may properly come before the Annual Meeting. Proxies will confer discretionary authority with respect to any other matters which may properly be brought before the Annual Meeting. At the date of this Proxy Statement, the only business which our management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters properly come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

Tabulation of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Abstentions will be counted toward the tabulation of votes cast on the proposals and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and beneficial owners of greater than ten percent of our Common Stock are required by the SEC's regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on the our review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 for the fiscal year ended June 30, 2004, we believe that all of our officers, directors and beneficial owners of greater than ten percent of our Common Stock have filed all reports applicable to them with respect to transactions during the fiscal year ended June 30, 2004.

                              PROPOSAL NO. 1
                           ELECTION OF DIRECTORS

All of our directors will hold office for their respective terms and until their successors have been elected and qualified.

At our Annual Meeting, six directors are to be elected, each to hold office (subject to our By-Laws) until the next Annual Meeting of Stockholders and until a respective successor has been elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which we do not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by our Board prior to or at the Annual Meeting, or, if no substitute is selected by our Board prior to or at the Annual Meeting, for a motion to reduce the membership of our Board to the number of nominees available. The information concerning the nominees and their security holdings has been furnished to us by them.

Our directors (none of whom has a family relationship with one another, and each of whom is a nominee for election as a director at the Annual Meeting) are as follows:

     Name                 Age        Position
____________________      ___   _________________________________

Allan R. Tessler          68    Chairman of the Board

William W. Priest         62    Chief Executive Officer, Director

Jeffrey L. Berenson       53    Director

Peter A. Flaherty         60    Director

Eugene M. Freedman        72    Director

David R. Markin           73    Director

Allan R. Tessler served as Chief Executive Officer from February 2000 until June 2, 2004, Chairman of the Board since May 1994, and has been a director since 1980. He has been Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. He was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 through February 2000. Mr. Tessler was Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company from 1986 through 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 through December 1996. He presently is a director of Limited Brands, Inc. and Interactive Data Corporation.

William W. Priest was appointed to our Board of Directors in June 2004 and became Chief Executive Officer of our Company on June 18, 2004. From March 1, 2001 until joining J Net Enterprises, he was Co-Managing Partner and Portfolio Manager of Steinberg, Priest and Sloane Capital Management. For almost 30 years and prior to the formation of Steinberg Priest and Sloane, Mr. Priest was Chairman and CEO of Credit Suisse Asset Management-Americas and CEO and Portfolio Manager of its predecessor firm, BEA Associates, which he co-founded in the early 1970's. Mr. Priest serves as Director of Credit Suisse-Americas mutual fund complex, he is a Director of Globe Wireless, a privately held communication company, and a Director of InfraRedX, a privately held medical device company.

Jeffrey L. Berenson was appointed to our Board on June 2, 2004. Mr. Berenson is President and Chief Executive Officer of Berenson & Company, a private investment banking firm in New York City that he co-founded in 1990. From 1978 until founding Berenson & Company, Mr. Berenson was an employee of Merrill Lynch & Company, and served at various times as head of Merrill Lynch's Mergers and Acquisitions Group and co-head of its Merchant Banking unit. Mr. Berenson has been a director of Patina Oil & Gas Corporation since December 2002. Mr. Berenson serves as a member of the National Council of Environmental Defense and is also a member of the International Conservation Committee of the Wildlife Conservation Society.

Peter A. Flaherty was appointed to our Board on July 20, 2004. Mr. Flaherty is a Director Emeritus of McKinsey & Company. He joined McKinsey in 1975, became a Principal in 1981, and was elected a Senior Partner in 1986. In June 2001, he moved to part-time status with McKinsey to focus increasingly on not-for-profit interests especially in education, healthcare, international affairs and in issues relating to New York City. At McKinsey, Mr. Flaherty has worked predominantly with financial institutions, as well as media and information companies. His primary functional focus has been on change management, the systematic process for helping institutions facing major transformation. Mr. Flaherty is also active in private investments and for many years served on and led McKinsey's Investment Advisory Committee, which is responsible for pension and discretionary partner investments, with a particular focus on alternative investments. Mr. Flaherty is a graduate of Stanford University, the Johns Hopkins School of Advanced International Studies and the Harvard Business School. He is a member of the Board of Visitors of the Institute for International Studies at Stanford University and of the Advisory Council for the Johns Hopkins School of Advanced International Studies. He is on the Boards of The Rockefeller University, Foreign Policy Association, The Kenyon Review, TechnoServe, and is a member of the Advisory Council for the Johns Hopkins School of Advanced International Studies. He is a member of the Council on Foreign Relations.

Eugene M. Freedman has been a member of our Board since 2001. Mr. Freedman was a Senior Advisor and director of Monitor Company Group Limited Partnership, an international business strategy and consulting firm, until December 2003. He was a Managing Director and President of Monitor Clipper Partners, Inc., a private equity firm, from its formation in 1997 until the end of 1999, and until the end of 2002, he was a senior advisor of that firm. Until October 1994 and for many prior years, Mr. Freedman was a senior partner of Coopers & Lybrand, where he last served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP, U.S. and as Chairman of Coopers & Lybrand International. Mr. Freedman presently is a director of Limited Brands, Inc., Pathmark Stores, Inc., eCredit.com, Inc., Outcome Sciences, Inc. and he is on the advisory board of The Cross Country Group, Inc.

David R. Markin has been a member of our Board since 1980. Mr. Markin has been Chairman of the Board, Chief Executive Officer and President of Checker Motors Corporation ("Checker"), an automobile parts manufacturer and taxicab fleet operator since 1970. Mr. Markin was President and Chief Executive Officer of Great Dane Holdings Inc. from 1989 through December 1996. Mr. Markin presently is President of Checker Holdings Corp. IV, the parent company of Checker.

These individuals will be placed in nomination for election to our Board. The Board recommends a vote "FOR" the election of each of the nominees for director. The shares represented by the proxy cards returned will be voted "FOR" election of these nominees unless an instruction to the contrary is indicated on the proxy card.

Process for Electing Directors

Our Board is responsible for identifying and evaluating nominees for director and for recommending the nominees for election at our Annual Meeting of Stockholders.

In evaluating the suitability of individuals for Board membership, our Board takes into account many factors, including whether the individual meets requirements for independence; the individual's general understanding of the various disciplines relevant to the success of a publicly-traded company, the individual's understanding of our businesses and markets; the individual's professional expertise and educational background; and other factors that promote diversity of views and experience. Our Board evaluates each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, our Board considers a director's past attendance at meetings and participation in and contributions to the activities of the Board. Our Board has not established any specific minimum qualification standards for nominees to our Board, although from time to time our Board may identify certain skills or attributes (e.g., financial experience and investment advisory and sub-advisory management experience) as being particularly desirable to help meet specific Company needs that have arisen. Our Board does not distinguish between nominees recommended by stockholders and other nominees.

In identifying potential candidates for Board membership, the Board relies on suggestions and recommendations from Board members, management and others. The Board may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Currently, no such firms have been retained.

Our Board will consider timely written suggestions from our Stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2005 Annual Meeting of Stockholders should mail their suggestions to us at, 4020 Lake Creek Drive, #100, Wilson, WY 83014, Attn: Secretary.
Suggestions must be received by our Secretary no later than September 1 of each year. The manner in which director nominee candidates suggested in accordance with this policy are evaluated will not differ from the manner in which candidates recommended by other sources are evaluated.

The Nominees

It is proposed that six directors, five of whom are non-employee directors, be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected. Our Board has approved the persons named and, unless otherwise marked, a proxy will be voted for such persons. Each of the nominees currently serves as a director and, except for Messrs. Priest, Berenson and Flaherty, were elected by the stockholders at the 2003 Annual Meeting of Stockholders. Messrs. Priest and Berenson were appointed to the Board on June 2, 2004 and Mr. Flaherty was appointed to the Board on July 20, 2004. Two directors who were elected at the 2003 Annual Meeting of Stockholders, Alan J. Hirschfield and Robert L. McDonald, Sr. resigned their Board positions on June 2, 2004 upon the closing of the Epoch acquisition.

William W. Priest has the right to nominate four members to our Board at any meeting of stockholders. Both Mr. Priest and Jeffrey L. Berenson were appointed to the Board at the closing of the Acquisition, with Messrs. Alan
J. Hirschfield and Robert L. McDonald, Sr. resigning at such time.

Our Board has determined that each of the following nominees for director is "independent" in that such nominee has no material relationship with the
Company: Jeffrey L. Berenson, Peter A. Flaherty, Eugene M. Freedman and David R. Markin.

In determining "independence", our Board considers a number of factors, including, but not limited to, prior employment during the past three years at our Company or any of our subsidiaries, the receipt of fees or other compensation from our Company or subsidiaries of more than $100,000 per year (other than directors' fees), immediate family members who have an employment or professional fee arrangement with our Company, or individuals, and their family members, who have been employees or affiliates of our Company's independent accounting firm during the past three years. If any such relationship exists, the director is not considered independent.

Although it is not anticipated that any of the persons nominated for election to the Board will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by our Board. However, in lieu of designating a substitute, our Board may amend our By-Laws to reduce the number of directors.

Communications With Directors

Any stockholder wishing to communicate with any of our directors regarding the Company may write to the director, c/o the Secretary at 4020 Lake Creek Drive, #100, Wilson, WY 83014. The Secretary will forward these communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board.

Our Executive Officers are as follows:

         Name               Age            Position
_____________________       ___     _____________________________________

William W. Priest           62     Chief Executive Officer

Timothy T. Taussig          47     President and Chief Operating Officer

J. Philip Clark             52     Executive Vice President

Mark E. Wilson              45     Chief Financial Officer

William W. Priest's biography is set forth above.

Timothy T. Taussig became President and Chief Operating Officer of the Company on June 2, 2004. Before joining the firm and for the prior 18 months, Mr. Taussig was Chief Operating Officer of Trident Investment Management, LLC, a global hedge fund and a subadvisor to a mutual fund for non-U.S. equity mandates. At Trident he was responsible for the firm's business, operations, and marketing requirements. Prior to employment with Trident, Mr. Taussig was Managing Director and Co-Head of Global Marketing for Credit Suisse Asset Management and its predecessor firm, BEA Associates, for 14 years. His responsibilities included marketing, client services and e-commerce strategies across all distribution channels.

J. Philip Clark joined our Company on June 2, 2004 as Executive Vice President responsible for Client Management. For the prior 17 years Mr. Clark was with Sanford Bernstein and Company and its successor firm, Alliance Capital. As National Managing Director, he was responsible for its private client asset development and shared oversight of its institutional asset management effort. He also developed and led the sub-advisory business within the firm as well.

Mark E. Wilson was appointed our Vice President and Controller in September 2000 and Chief Financial Officer in June 2003. Mr. Wilson also serves as the Chief Financial Officer of InterWorld Corporation, an inactive and insolvent subsidiary of J Net, which filed for bankruptcy in May 2004.
From 1997 through his appointment with us, Mr. Wilson served as the United States and Latin American Manager of Finance and Corporate Development for Repsol-YPF, an international integrated energy company. From 1993 to 1997, Mr. Wilson served as a Manger in Coopers & Lybrand's utility industry practice. Prior to 1993, Mr. Wilson served in various positions with progressive increases in responsibility with Snyder Oil Corporation and Diamond Shamrock/Maxus Energy Corporation.

Committees of the Board and Meetings

The Board held each of ____ meetings during the fiscal year ended June 30, 2004. All directors attended the meetings of the Board during fiscal 2004. Our Board has an Audit Committee and a Compensation Committee. All of the members of the Audit Committee and the Compensation Committee attended all of the meetings of such Committees held during fiscal 2004. Our Board does not have a Nominating Committee. Such matters are discussed by our Board as a whole.

The Audit Committee, which presently consists of Messrs. Freedman, Flaherty and Markin, held ____ meetings during fiscal 2004. The Audit Committee reviews and satisfies itself as to the adequacy of the structure of our financial organization and as to the proper implementation of our financial reporting and accounting policies.

Mr. Freedman serves as chairman of the Audit Committee, and our Board has determined that Mr. Freedman is an Audit Committee financial expert as defined in Item 401 of Regulation S-K. We believe that each of our Audit Committee members is financially sophisticated and able to read and understand our financial statements.

The Compensation Committee, which consists of Messrs. Markin, Berenson and Tessler, makes recommendations to the Board as to salaries, bonuses, and other forms of compensation for officers and other key employees. Mr. Markin serves as Chairman of the Compensation Committee.

                       REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by our Board and is reviewed and reassessed annually by the Audit Committee. During the fiscal year ended June 30, 2004, and as of the date of the adoption of this report, the Audit Committee was comprised of three independent directors. A copy of the current Audit Committee Charter is attached as Appendix E to this Proxy Statement.

Management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the June 30, 2004 financial statements, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and the alternative treatments of financial information within accounting principles generally accepted in the United States that have been discussed with Management including the ramifications of the use of such alternative treatments preferred by the independent auditors. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

The Audit Committee reviewed the overall scope of the audits performed by the independent auditors. The Audit Committee meets with the independent auditors, with and without Management present, to discuss the results of their examinations of our internal controls and the overall quality of our financial reporting.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by Management and the independent auditors. Based upon the Audit Committee's discussions with Management and the independent auditors, and the Audit Committee's review of the representations of Management and the independent auditors, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2004, filed with the SEC on September 28, 2004.

THE AUDIT COMMITTEE

Mr. Eugene M. Freedman
Mr. Peter A. Flaherty
Mr. David R. Markin

Pre-Approval Policies and Procedures

All audit, audit-related and tax services performed by our independent accountants which required pre-approval, as defined in our Audit Committee's policies and procedures, were pre-approved. Services other than audit, review, or attest services, which did not require pre-approval pursuant to those policies were brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Chairman of our Audit Committee in accordance with SEC rules and regulations.

Independent Auditors

The Board has selected CF & Co., L.L.P. ("CF") as independent accountants of our Company for the fiscal year ending June 30, 2005. Representatives of CF are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

Audit Fees

The aggregate fees paid or accrued to CF for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2004 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were as follows (dollars in thousands):

                               2004
                               ____

Audit Fees                     $140
Audit-related fees                5
Tax Services                     23
                               ____
  Total                        $168
                               ====
Change in Auditors

On January 16, 2004, the Board, at the recommendation of our Audit Committee, dismissed Ernst & Young, LLP ("E&Y") as our independent public accountants and engaged CF to serve as our independent public accountants for fiscal year 2004.

During the fiscal year ended June 30, 2003, E&Y's report contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K during either of the last two fiscal years.

Aggregate fees paid or accrued to E&Y prior to their dismissal services rendered in connection with reviews of Quarterly Reports on Form 10-Q for fiscal 2004 and audits of our financial statements for fiscal 2003, including quarterly reviews of financial statements reported on Form 10-Q for fiscal 2003 were as follows (dollars in thousands):

                              2004      2003
                              ____      ____

Audit fees                    $37       $174
Audit-related fees              -         11
Tax services                    -         29
                              ___       ____
  Total                       $37       $214
                              ===       ====

We reported the dismissal and change in independent auditor on Form 8-K on January 20, 2004. The Form 8-K contained a letter from E&Y dated January 20, 2004 addressed to the Securities and Exchange Commission, stating its agreement with the statements contained in such disclosures. During our fiscal years ended June 30, 2002 and 2003 and through January 16, 2004, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter in connection with their report on our consolidated financial statements for such years.

                    DIRECTOR AND EXECUTIVE COMPENSATION

Executive Compensation
The following table sets forth certain information concerning compensation for those persons who were (i) the Chief Executive Officer, (ii) the Chief Operating Officer, (iii) the Executive Vice President, and (iv) the Chief Financial Officer whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executives") for service provided for the fiscal years ended June 30, 2004, 2003 and 2002.


                                     SUMMARY COMPENSATION TABLE

                                                                Long-Term Compensation
                                                                ______________________
                                           Annual Compensation  AWARDS        PAYOUTS
                                         ______________________
                                                   Other Annual    Restricted
Name and Fiscal          Fiscal                    Compensation   Stock Awards    LTIP   All Other
Principal Position (1)    Year   Salary     Bonus      (2)        (in shares)(3) Payout Compensation
_______________________  ______  ________  _______ _____________ _______________ ______ ____________

Allan R. Tessler          2004   $      -  $     -  $45,833 (4)       200,000     $ -       $  -
  Chairman of the Board   2003   $      -  $     -  $50,000 (4)             -     $ -       $  -
  and former Chief        2002   $      -  $     -  $50,000 (4)             -     $ -       $  -
  Executive Officer

William W. Priest (5)     2004   $  6,154  $     -  $     -         3,138,022     $ -       $  -
  Chief Executive         2003   $      -  $     -  $     -                 -     $ -       $  -
  Officer                 2002   $      -  $     -  $     -                 -     $ -       $  -

Timothy T. Taussig (6)    2004   $ 19,744  $     -  $     -         1,136,964     $ -       $  -
  President and Chief     2003   $      -  $     -  $     -                 -     $ -       $  -
  Operating Officer       2002   $      -  $     -  $     -                 -     $ -       $  -

J. Philip Clark (6)       2004   $ 19,744  $     -  $     -         1,136,964     $ -       $  -
  Executive Vice          2003   $      -  $     -  $     -                 -     $ -       $  -
  President               2002   $      -  $     -  $     -                 -     $ -       $  -

Mark E. Wilson            2004   $150,000  $ 7,500  $     -                 -     $ -       $  -
  Chief Financial         2003   $150,000  $     -  $     -                 -     $ -       $  -
  Officer                 2002   $150,000  $22,500  $     -                 -     $ -       $  -

Mark W. Hobbs (7)         2004   $287,500  $     -  $     -                 -     $ -       $  -
  Former President and    2003   $300,000  $     -  $     -                 -     $ -       $  -
  Chief Operating         2002   $300,000  $     -  $     -                 -     $ -       $  -
  Officer

Steven L. Korby (7)       2004   $239,583  $     -  $     -                 -     $ -       $  -
  Former Executive        2003   $250,000  $     -  $     -                 -     $ -       $  -
  Vice President and      2002   $250,000  $     -  $     -                 -     $ -       $  -
    Chief Financial
    Officer


(1) Reflects the primary capacity served during 2002, except where otherwise noted.

(2) The Named Executives each received certain perquisites, the aggregate value of which did not exceed, as to any Named Executive in any of the last three fiscal years, the lesser of $50,000 or 10% of such Named Executive's annual salary and bonus.

(3) Represent shares of Common Stock received on June 2, 2004 in connection with the Acquisition.

(4) Mr. Tessler, who served as Chief Executive Officer from March 2000 until June 2004, did not receive a salary or bonus for the last three fiscal years. Compensation presented on the table represents fees earned by Mr. Tessler for his services on the Board.

(5) Mr. Priest became an employee and Chief Executive Officer of our Company on June 28, 2004 with a base salary of $200,000 per year.

(6) Messrs. Taussig and Clark became employees of our Company on May 26, 2004 at base salaries of $200,000.

(7) Compensation reflects remaining amounts due for severance obligations contained in employee contracts which expired on June 21, 2003.

Option Grants

There were no option grants in fiscal 2004.

Option Exercises and Fiscal Year-End Values
The following table summarizes information with respect to the exercise of options to purchase Common Stock of the Company during the last fiscal year by each of the Named Executives and the value of unexercised options held by each of them as of the end of fiscal 2004. None of the Named Executives exercised any options during fiscal 2004.

                             AGGREGATED OPTION EXERCISES IN FISCAL 2004
                                 AND FISCAL YEAR-END OPTION VALUES

                                                Number of Shares
                                             Underlying Unexercised       Value of Unexercised
                     Shares       Value         Options at Fiscal        In-the-Money Options at
                   Acquired on   Realized          Year-End (#)            Fiscal Year-End ($)
    Name           Exercise ($)    ($)      Exercisable/Unexercisable  Exercisable/Unexercisable (1)
________________  _____________  _________  _________________________  _____________________________

Allan R. Tessler        -            -              85,000 / -                   $ - / $ -
William W. Priest       -            -                  -  / -                   $ - / $ -
Timothy T. Taussig      -            -                  -  / -                   $ - / $ -
J. Philip Clark         -            -                  -  / -                   $ - / $ -
Mark E. Wilson          -            -              40,000 / -                   $ - / $ -

(1) Based on the closing price of $3.00 for the Company's Common Stock on the OTCBB on June 30, 2004.

Director Compensation
Directors who are not salaried employees of our Company receive annual fees equal to $50,000 in Common Stock based on the closing price of the Common Stock on each September 30th. Directors receive no additional compensation for their services on the Board. Mr. Berenson, a non-employee member of the Board and former stockholder of Epoch, voluntarily waived his compensation for fiscal 2005.

Employment Agreements
There are no employment agreements with any executive officer of our Company. We are obligated to enter into an agreement with William W. Priest prior to the third anniversary of the Acquisition of the Company by Epoch. Terms of the contract are to be customary for Chief Executive Officers of peer group companies. Such agreement need only be approved by a simple majority of the Board.

Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of three non-employee directors. Currently the members of the Compensation Committee are Messrs. Markin,
Berenson and Tessler.   See "Certain Relationships and Related
Transactions," for a description of transactions and agreements in which members of the Compensation Committee and their associates were involved. None of our executive officers serves as a director of another corporation in a case where an executive officer of such other corporation serves as a director of our Company.

Compensation Committee Report on Executive Compensation
The compensation of the Named Executives, as well as other executive officers, is determined by the Compensation Committee of the Board. The compensation of the executive officers consists primarily of salary, bonuses and short- and long-term incentives plans, whereby we have aligned the executive officers' financial interests with the financial interests of our Stockholders.

As determined by the Compensation Committee, an executive officer's total compensation package is comprised of three components: (1) base salary,
(2) bonuses and (3) stock-based incentives. In addition to base salary, executive officers are eligible to receive annual bonuses, which may be determined based upon our Company's meeting of specific economic targets, which may be set forth in such officer's employment agreement, if any, and at the discretion of the Board. In determining bonuses within its discretion, our Board acting upon the recommendation of the Compensation Committee will consider our overall operating performance during the period, as well as the position and responsibility of the executive and the executive's service and contributions during the year.

In addition to salary and bonus, executive officers may be granted stock-based incentives. Stock-based incentives are intended to assist in encouraging executive officers, as well as other key management employees, to acquire a proprietary interest in us through ownership of our Common Stock. We view stock-based incentives as yet another method to bring together the interests of management and Stockholders on a long-term basis. Strong financial performance by us over time can be expected to lead to stock price appreciation, enabling our executives to participate in such appreciation, should it be realized.

In considering which employees, including executive officers, who are to receive stock-based incentives, as well as the number of stock-based incentives to be granted, the Compensation Committee considers such employee's position and responsibility, the service, and accomplishments of such employee, the employee's present and future value, as well as the anticipated length of the employee's future service to us. For additional information concerning the salary, bonus and stock-based incentives for the Named Executives, see "Director and Executive Compensation."

Section 162(m) of the Internal Revenue Code limits the tax deduction available to us to $1 million for compensation paid (not including amounts which by agreement are required to be deferred) to the our five most highly compensated officers, unless certain requirements are met. One requirement is that compensation over $1 million must be based upon attainment of performance goals approved by the stockholders.

In fulfilling its responsibilities, the Compensation Committee's goal is to closely ally the interest of management and the Stockholders. The Compensation Committee therefore believes that our short- and long-term financial performance should be a key determinant of overall executive compensation.

David R. Markin
Jeffrey L. Berenson
Allan R. Tessler

                             PERFORMANCE GRAPH

We are required by the SEC to provide a graph which compares the cumulative return of our Common Stock as of June 30, 2004 to (i) a broad equity market index and (ii) either a peer group index or published industry index. The following chart compares the return on our Common Stock with the Russell 2000 Index and an index comprised of public companies with the Standard Industrial Classification ("SIC") Code 6282, Investment Advice. The chart assumes a $100 investment in our Common Stock on June 30, 1999, and an equal investment in each of the selected indices, including reinvestment of dividends, if any. It should be noted that we did not become involved in the investment advisory business until April 2004. However, since the investment advisory business is the sole line of business conducted by us, we believe the selected indices represent a foundation for comparisons in future years.

The Common Stock is quoted on the over-the-counter bulletin board ("OTCBB")
and trades under the symbol "JNEI".   We expect to change our Common Stock
symbol upon approval of the Proposed Reincorporation and Name Change
Proposals.

                                    Cumulative Total Return
                          ______________________________________________

                          6/99    6/00    6/01     6/02    6/03    6/04


J NET ENTERPRISES, INC.  100.00  148.53   47.41     9.41   12.71   35.29
RUSSELL 2000             100.00  114.32  115.07   105.09  103.37  137.86
PEER GROUP               100.00  125.99  142.12   121.15  124.32  146.07


      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 28, 2004, certain information regarding the shares of our Common Stock beneficially owned by
(i) each beneficial holder of more than five percent of the outstanding shares of our Common Stock ("Beneficial Holder"), (ii) each director, (iii) each Named Executive, (iv) each significant employee, and (v) all directors and executive officers of our Company as a group.

                      OWNERSHIP OF J NET COMMON STOCK
__________________________________________________________________________

                                   Amount and Nature
Name of Beneficial Holder,           of Beneficial     Percent of Shares
Director, Named Executive              Ownership of       Beneficially
or Identity of Group              Common Stock (1) (2)      Owned (3)
__________________________________________________________________________

Beneficial Holders:
__________________

William W. Priest                       3,138,022             17.5%
Berenson Epoch LLC                      2,774,194             15.5%
Jeffrey L. Berenson (9)                 2,774,194             15.5%
Gabelli Asset Management, Inc. (4)      1,706,000              9.8%
Timothy T. Taussig                      1,136,964              6.4%
J. Philip Clark (5)                     1,136,964              6.4%
David N. Pearl                            909,572              5.1%

Directors other than Messrs.
Priest and Berenson:
___________________________

Allan R. Tessler (6)                      663,601               3.7%
David R. Markin (8)                       500,364               2.8%
Eugene M. Freedman (7)                    105,044                 *
Peter A. Flaherty                          17,544                 *

Named Executives other than
Messrs. Priest, Clark and Taussig:
_________________________________

Mark E. Wilson (10)                        40,000                 *

All directors and executive
officers as a group
(10 persons) (11)                       9,512,697                52%
___________________________

* less than one percent

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after June 2, 2004, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Includes the Initial Consideration and the Escrow Consideration payable to the former stockholders of Epoch pursuant to the Merger Agreement but excludes the Contingent Stock Consideration.

(3) Based upon 17,904,913 shares of common stock outstanding as of September 28, 2004.

(4) Based solely upon a Schedule 13D/A filed by Gabelli Asset Management on May 4, 2004.

(5) Includes 1,136,964 shares held by the J Philip/Deborah K Clark Trust u/a 10/06/1994.

(6)  Includes 85,000 shares issuable upon the exercise of vested options.

(7)  Includes 27,500 shares issuable upon the exercise of vested options.

(8)  Includes 235,000 shares issuable upon the exercise of vested options.

(9) Includes 2,774,194 shares held by Berenson Epoch LLC. Berenson & Company, as to which Mr. Berenson is the President and Chief Executive Officer, is the managing member of Berenson Epoch LLC.

(10) Includes 40,000 shares issuable upon the exercise of vested options.

(11) Includes an aggregate of 387,500 shares issuable upon the exercise of vested options.

Indemnification of Officers and Directors

Article XII of our Articles of Incorporation provides for us to indemnify any and all directors and officers whom it shall have power to indemnify under Section 78.751 of the Nevada Revised Statutes from and against any and all of the expenses, liabilities or other referred to in or covered by such Section shall not be deemed exclusive of any other rights to which the persons so indemnified may be entitled under our By-laws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

In addition, we have entered into indemnification agreements with certain of our executive officers and directors. Each indemnification agreement provides that, notwithstanding the other provisions of such indemnification agreements, to the extent that a director or officer is a party to and is wholly or partly successful, on the merits or otherwise, in any proceeding covered by an indemnification agreement, we will indemnify such person to the maximum extent consistent with applicable law against all expenses and liabilities actually incurred by or for the director or officer in connection with each successfully resolved claim, issue or matter in such proceeding. If the director or officer is unsuccessful, on the merits or otherwise, we have agreed to indemnify such person unless we prove by clear and convincing evidence in a forum selected by the director or executive officer that the act or omission that gave rise to the proceeding did not meet our indemnification standard.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Epoch is conducting its principal business operations in New York, New York through a month-to-month space use agreement with Berenson & Company. The Chief Executive Officer of Berenson & Company is a stockholder of the Company. The space use agreement includes rent of $25,000 per month and other services, including telephones and general office services. The agreement may be cancelled by either party with 30 days notice. Epoch entered into a long-term lease on September 15, 2004 with an unrelated party and expects to relocate in calendar 2005.

                              PROPOSAL NO. 2
                          CHANGE IN COMPANY NAME

Our Board has unanimously approved a proposal to amend the Certificate of Incorporation in order to change our name from "J Net Enterprises," Inc. to "Epoch Holdings Corporation". Assuming the name change is approved by you, it will be effected concurrently with the completion of the Proposed Reincorporation in Delaware or, if the Proposed Reincorporation is not approved by you, upon filing of a Certificate of Amendment to the Certificate of Incorporation with the Nevada Secretary of State. If the name change is effected, all new share certificates issued by our Company will be printed with the new name. Those stockholders who submit their certificates for exchange will receive new share certificates with the new corporate name. The affirmative vote of the holders of record of a majority of the outstanding shares of common stock is required.

On June 2, 2004, we completed our merger (the "Acquisition") with Epoch Partners Investment Partners, Inc. ("Epoch") which was accounted as a reverse acquisition. As a result, our Management and Board have elected to change our legal and operating name to better reflect our new business and operations.

Concurrently with our proposed change of name, we intend on changing our ticker symbol on the Over-the-Counter Bulletin Board. Upon the effectiveness of the Change in Company Name Proposal, we shall be legally known as "Epoch Holdings Corporation." Accordingly, it will be necessary for us to reflect the name change on our stationary, bank accounts, domain name, etc., at an estimated cost of approximately $15,000.

The Board recommends a vote "FOR" the Change in Company Name.

                              PROPOSAL NO. 3
          APPROVAL AND ADOPTION OF AN AGREEMENT AND PLAN OF MERGER
       PROVIDING FOR THE MERGER OF OUR COMPANY INTO ITS WHOLLY-OWNED
            SUBSIDIARY FOR THE PURPOSE OF CHANGING OUR COMPANY'S
               STATE OF INCORPORATION FROM NEVADA TO DELAWARE

Introduction

For the reasons set forth below, our Board unanimously approved the Proposed Reincorporation and believes that it is in the best interests of our Company and our stockholders to change the state of incorporation from Nevada to Delaware (the "Proposed Reincorporation"). Throughout this section of the Proxy Statement, our Company as currently incorporated in Nevada will be referred to as "J Net" and the Company as reincorporated in Delaware (which reincorporation is subject to approval of the Proposed Reincorporation by the stockholders at the Meeting) will be referred to as "Epoch". You are urged to carefully read this section of this Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Proposed Reincorporation.

Method of Reincorporation

The Proposed Reincorporation will be effected by merging J Net into Epoch Holdings Corporation, a newly formed Delaware corporation that is a wholly-owned subsidiary of J Net (the "Merger") pursuant to an Agreement and Plan of Merger, in the form attached hereto as Appendix A (the "Merger Agreement"). Upon completion of the Merger, J Net, as a corporate entity, will cease to exist and Epoch will succeed to the assets and liabilities of J Net and will continue to operate the business of our Company under the name, "Epoch Holdings Corporation". As provided by the Merger Agreement, each outstanding share of J Net common stock, $.01 par value per share, will be automatically converted into one share of Epoch common stock, $.01 par value per share, at the effective time of the Merger. In addition, each share of treasury stock held by J Net will be cancelled upon completion of the Merger. Each stock certificate representing issued and outstanding shares of J Net common stock will continue to represent the same number of shares of Epoch common stock.

PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING J Net STOCK CERTIFICATES FOR Epoch STOCK CERTIFICATES. HOWEVER, STOCKHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE. DELIVERY OF THE J Net COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF EPOCH COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER.

The directors elected at the Meeting to serve on the Board of J Net will become the directors of Epoch. All employee benefit and stock option plans of J Net will become Epoch plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Epoch common stock, at the same price per share, upon the same terms and subject to the same conditions.
Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as Epoch plans. Other employee benefit arrangements of J Net will also be continued by Epoch upon the terms and subject to the conditions currently in effect. We believe that the Proposed Reincorporation will not affect any of our material contracts with any third parties and that J Net's rights and obligations under such material contractual arrangements will continue as rights and obligations of Epoch. The Proposed Reincorporation has been approved by the members of the Board, who unanimously voted "FOR" the Proposed Reincorporation. If approved by the stockholders, it is anticipated that the Merger will become effective under the Merger Agreement (the "Effective Time") at 12:00 E.T. time, on November 18, 2004, or as soon as practicable thereafter. However, as described in the Merger Agreement, if prior to the Effective Time the Board determines that circumstances have arisen that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

Vote Required For the Approval of the Merger and the Proposed
Reincorporation, which will also constitute approval of the Delaware Charter and the Delaware Bylaws, will require the affirmative vote of a majority of the outstanding shares of our Common Stock as of the Record Date.

Principal Reasons For the Reincorporation Proposal

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. Our Board believes that the principal reasons for considering such a reincorporation are:

.. the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

.. the certainty afforded by the well-established principles of corporate governance under Delaware corporate law are of benefit to our Company and stockholders and should increase our ability to attract and retain quality directors and officers

.. Delaware corporate law itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

.. the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court; and

.. the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

Significant Changes Caused By Reincorporation

In general, our corporate affairs are presently governed by the corporate law of Nevada, our state of incorporation, the Nevada Charter and by the Nevada Bylaws, which have been adopted pursuant to Nevada law. The Nevada Charter and Nevada Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to us at 4020 Lake Creek Drive, #100, Wilson, Wyoming 83014, Attn: Secretary.

Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than Nevada, corporate law. The Nevada Charter and Nevada Bylaws, will, in effect, be replaced by the Delaware Charter and the Delaware Bylaws, copies of which are attached as Appendices B and C, respectively, to this Proxy Statement.

No Dissenter's or Appraisal Rights

Under Nevada corporate law, stockholders of our Company will not be entitled to exercise dissenter's rights or to demand appraisal and payment for their shares in connection with the Merger or the Proposed
Reincorporation.

Comparison of the Charters and the Bylaws of J Net and Epoch and Significant Differences Between the Corporation Laws of Delaware and Nevada

Fiduciary Duties of Directors

Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders.

The fiduciary duty provisions included in Nevada corporate law may provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control.

The following summarizes certain aspects of Delaware and Nevada law as they relate to fiduciary duties of directors:

Standard of Care

Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the 6 directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation.

A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

Justifiable Reliance

A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or by committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such person must also have been selected with reasonable care by or on behalf of the corporation.

In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. However, a director of a Nevada corporation will not be considered to be acting in good faith if he or she has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

Consideration of Factors

Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders.

Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.

Presumption
Under Delaware corporate law, it is presumed that the directors of a Delaware corporation acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office.

Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action.

Specific Applications

Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements. First, the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and, second, that measure must be reasonable in relation to the perceived threat posed by the change in control.

Nevada corporate law also imposes the same heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, when such action impedes the exercise of the stockholders' right to vote for or remove directors.

Anti-Takeover Laws

Section 203 of the Delaware General Corporation Law contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Epoch has elected to opt out of the provisions of Section 203. Section 203 precludes a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

The three-year waiting period does not apply, however, if any of the following conditions are met:

.. the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained ownership of more than 15% of the corporation's stock;

.. once the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

.. at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

The Nevada Revised Statute contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. J Net opted out of these provisions. Nevada corporate law precludes a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained ownership of more than 10% of the corporation's stock.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation unless the combination meets all the requirements of the corporation's articles of incorporation and

.. is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than 3 years after the interested stockholder's date of acquiring shares; or

..  the form and amount of consideration to be received by stockholders
   (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, the Nevada Revised Statute suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of our company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation shall send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within 20 days of receipt of such notice, a stockholder seeking payment must demand payment for such stockholder's shares and the corporation must comply within 30 days.

Nevada corporate law provides that the provisions described above apply to all corporations, unless the articles of incorporation or the bylaws of the corporation in effect on the tenth day after an acquiring person acquires a controlling interest provide that such provisions do not apply to the corporation.

Dividend Rights and Repurchase of Shares

Under Delaware corporate law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year, provided that dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

.. the corporation would be unable to pay its debts as they become due in the usual course of business; or

.. the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The board of directors of a Nevada corporation may base the above determination on: financial statements prepared on the basis of accounting principals; fair valuation, including but not limited to, unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

Number and Election of Directors

There are no material differences in the number and election of directors between Delaware and Nevada corporate law.

Liability of Directors and Officers

Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

..  a breach of the duty of loyalty to the corporation or its stockholders;


.. acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

.. a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

.. any transaction from which the director derived an improper personal benefit.

The Delaware Bylaws and the Delaware Charter each include provisions which limit the liability of directors of Epoch to the maximum extent permitted by law.

Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of the state of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

..  his act or failure to act constituted a breach of his fiduciary duties;
   and

.. his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

The Nevada Charter provides that J Net's directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Nevada corporate law.

While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer's or director's breach of such duties.

Indemnification of Directors and Officers

Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

Under Delaware corporate law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys' fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware corporate law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Delaware corporate law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware corporate law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The provisions of Nevada corporate law regarding indemnification are substantially similar to those of Delaware corporate law. Nevada corporate law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person's position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada corporate law requires, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; (b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada corporate law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

Annual Meetings

Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada corporate law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Special Meetings

Under Delaware corporate law, a special meeting of the stockholders may be called by the board of directors or any other person as may be authorized by the bylaws. The Delaware Bylaws provide that special meetings may be called by the president, by resolution of the board of directors or at the request in writing of stockholders of record owning fifty percent (50%) in amount of capital stock outstanding and entitled to vote.

Under Nevada corporate law, special meetings of stockholders may be called by the board of directors, by any two directors and by the president, unless otherwise provided in the articles of incorporation or bylaws. Under the Nevada Bylaws, special meetings of the stockholders may be called at any time by the president, secretary or by the board of directors or at the request in writing of stockholders of record owning at least ten percent (10%) of all the shares entitled to vote at the meeting.

Notice of Stockholder Meetings

Under Delaware corporate law, written notice of any meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

Under Nevada corporate law, written notice of any meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Nevada corporate law also provides that the articles of incorporation or bylaws may require that the notice be also published in one or more newspapers. Neither the Nevada Bylaws nor the Nevada Charter contain such a requirement.

Notice of Adjournment of Stockholder Meetings and Business Transacted at Adjourned Meeting

Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

Under Nevada corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Fixing Date for Determination of Stockholders of Record

There are no material differences in fixing a date for determination of stockholders of record between Delaware and Nevada corporate law.

Action by Stockholders Without a Meeting

There are no material differences in the action by stockholders without a meeting between Delaware and Nevada corporate law.

Advance Notice of Director Nominations and Stockholder Proposals

Delaware corporate law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. The Delaware Bylaws provide that notice of a director nominations or other stockholder proposal must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Nevada corporate law, like Delaware corporate law, does not specify the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, the Nevada Bylaws provide that, in order to be deemed properly presented, notice of such nomination or proposal must be delivered to the Secretary of the Company at the principal executive offices of the Company (a) with respect to an annual meeting of stockholders, no less than 90 days prior to the stockholder meeting (or, if the date of such meeting has not yet been set, 90 days prior to the anniversary of the previous year's meeting), and (b) with respect to special meetings, the close of business on the 7th day following the date on which such notice of meeting is first given to stockholders. Each such notice must set forth a general description of each item of business proposed to be brought before the meeting, the name and address of the shareholder proposing to bring such item of business before the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting.

Charter Amendments

Under Delaware corporate law, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware corporate law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

Under Nevada corporate law, an amendment to the articles requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

Amendments to Bylaws

Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon provided that any corporation may, in its certificate of incorporation, confer this power upon the directors. However, the power vested in the stockholders shall not be divested or limited where the board of directors also has such power. The Delaware Charter provides that the directors have the power to adopt, amend or repeal the Delaware Bylaws in a manner not inconsistent with such bylaws. The Delaware Bylaws provide that the vote of a majority of all directors (subject to amendments that are solely within the province of the stockholders) or the affirmative vote of a majority of the votes cast by all stockholders entitled to vote is required to alter, amend or repeal the bylaws.

There is no provision in Nevada corporate law that expressly requires a grant of power to the board of directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada corporate law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not; however, stockholders retain the right to adopt bylaws superseding those adopted by the board of directors. The Nevada Bylaws contain substantially the same provision as the Delaware Bylaws regarding amendment.

Interested Director Transactions

Under Delaware corporate law, some contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure are met.

Under Delaware corporate law, the conditions are that either (1) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (2) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada corporate law does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under Nevada corporate law, a contract or transaction is not voidable solely because:

.. the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

.. an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

.. the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Instead, under Nevada corporate law, contracts or transactions such as those described above are permissible if:

.. the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or

.. the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

.. the fact that the contract or transaction will prove to be in the interested director's financial interest is unknown to the interested director at the time it is brought before the board of directors; or

.. the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Removal of Directors

Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors.

A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

Stockholder Derivative Suits

There are no material differences in the area of stockholder derivative suits between Delaware and Nevada corporate law.

Mergers and Major Transactions

Under Delaware corporate law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

.. the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and

.. each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

.. either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

In addition, Delaware corporate law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary's stockholders or board of directors and without the approval of the parent's stockholders.

Under Nevada corporate law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada corporate law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

.. the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

.. each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and
.. the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

In addition, Nevada corporate law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such equity plan owns 90% or more of the outstanding shares of each class of such constituent corporation.

Dissenters' Rights of Appraisal

Under both Delaware and Nevada corporate law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under Delaware corporate law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation's assets or an amendment to the corporation's certificate of incorporation. Moreover, Delaware corporate law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

.. listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or

..  held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

In addition, Delaware corporate law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware corporate law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

Nevada corporate law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

.. consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

.. consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interest will be acquired, if he or she is entitled to vote on the plan; or

.. any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder's shares.

Under Nevada corporate law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders; unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder's shares, anything except:

.. shares of stock of the corporation surviving or resulting from such merger;

.. shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

..  cash in lieu of fractional shares; or

..  any combination of shares or cash in lieu of fractional shares.

Dissolution

Under Delaware corporate law, if the board of directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote thereon votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware corporate law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware corporate law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

Under Nevada corporate law, if the board of directors decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. J Net does not require a higher vote for dissolution.

Inspection of Stockholders List and Other Corporate Matters

Delaware corporate law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, provided that the stockholder gives at least 5 business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose that is the business or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

Duration of Proxies

Under Delaware corporate law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada corporate law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Consideration for Stock

Under Delaware corporate law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any unpaid balance, if any, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Under Nevada corporate law, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, or other securities of the corporation.

Committees of the Board of Directors

Delaware and Nevada corporate law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Under Nevada corporate law, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

Differences in Franchise Taxes Payable in Delaware as Opposed to Nevada

Currently, our Company pays approximately $1,025 in annual franchise taxes to the state of Nevada. Upon effecting the Proposed Reincorporation, Epoch will have to pay more in annual franchise taxes to the State of Delaware.

In Delaware, a corporation has to pay a franchise tax, which is not based upon income, but rather on formulae involving the number of authorized shares (the Authorized Shares method), or alternatively, the value of the corporation (the Assumed Par Value method), whichever would impose a lesser tax. Epoch- Delaware would mostly likely pay under the Assumed Par Value method, which is based on the amount of total gross assets of the corporation. Under this method, Epoch would have owed approximately $15,250 in franchise taxes for 2004, had it been incorporated in Delaware for the entire year. For actual 2004, the Company will pay a pro rata share of Nevada and Delaware franchise taxes if the Proposed Reincorporation is approved based upon the date upon which the Merger is completed.

Certain Federal Income Tax Considerations

Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of J Net Common Stock as a result of the consummation of the Proposed Reincorporation, and no gain or loss will be recognized by J Net or Epoch. In addition, it is expected that each former holder of shares of J Net Common Stock will have the same aggregate tax basis in the shares of Epoch common stock received by such person in the Proposed Reincorporation as such holder had in the shares of J Net Common Stock held by such person at the time of consummation of the Proposed Reincorporation, and such person's holding period with respect to such shares of Epoch common stock will include the period during which such holder held the corresponding shares of J Net Common Stock, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.

Our Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of J Net common stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the shares of Epoch common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Epoch common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held shares of J Net Common Stock. State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

Stockholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

The Board recommends a vote "FOR" the Agreement and Plan of Merger and the Proposed Reincorporation.

                               PROPOSAL NO. 4
              ADOPTION OF THE 2004 OMNIBUS LONG-TERM INCENTIVE
                             COMPENSATION PLAN

We have established a 2004 Omnibus Long-Term Incentive Compensation Plan (the "Plan") for the purpose of recruiting and retaining our officers, employees, directors and consultants. The Plan authorizes the issuance of options to purchase shares of common stock and the grant of restricted common stock awards, stock appreciation rights, deferred shares, performance shares and performance units. Section 162(m) of the Code ("Section 162(m)") limits a corporation's income tax deduction for compensation paid to each executive officer to $1 million per year unless the compensation qualifies as "performance-based compensation." In general, for a grant under the Plan to qualify as "performance-based compensation," the Plan must have been approved by our public stockholders. The availability of the exemption for awards of performance-based compensation depends upon obtaining approval of the Plan by our public stockholders. Our Board has determined that it is in the best interests to seek stockholder approval at the Annual Meeting.

The discussion below is a summary of material terms of the Plan. The discussion below is merely a summary of the Plan and does not provide detailed information for every aspect of the Plan. For a more complete description of the terms of the Plan, please see a copy of the Plan attached Appendix D to our Proxy Statement.

Summary of the 2004 Omnibus Long-Term Incentive Plan

Administration

Administration of the Plan is carried out by the Compensation Committee of the Board. The Compensation Committee may delegate a portion of its authority under the Plan to one or more of our officers. As used in this summary, the term "administrator" means the Compensation Committee or its delegate.

Eligibility

Our officers and employees and those of our operating partnership and other subsidiaries are eligible to participate in the Plan. Our directors and other persons that provide consulting services to us and our subsidiaries are also eligible to participate in the Plan. The term subsidiary is used in this summary to refer to both corporate subsidiaries and other entities, such as partnerships and limited liability companies, for which we directly or indirectly control at least 50% of the equity and any other entity in which we have a material equity interest and which is designated as an "affiliate" by the Compensation Committee.

Maximum Shares and Award Limits

Under the Plan, the maximum number of shares of common stock that may be subject to stock options, stock awards, deferred shares or performance shares and covered by stock appreciation rights is 3 million. No one participant may receive awards for more than 600,000 shares of common stock in any one calendar year. The maximum number of performance units that may be granted to a participant in any one calendar year 1,500,000 for each full or fractional year included in the performance period for the award granted during the calendar year. Each performance unit is equal to $1.00. These limitations, and the terms of outstanding awards, will be adjusted without the approval of our stockholders as the administrator determines is appropriate in the event of a stock dividend, stock split, reclassification of stock or similar events. If an option terminates, expires or becomes unexercisable, or shares of common stock subject to a stock award, grant of performance shares, grant of deferred shares or stock appreciation right are forfeited, the shares subject to such option, stock award, grant of performance shares, grant of deferred shares or stock appreciation right are available under the first sentence of this paragraph for future awards under the Plan. In addition, shares which are issued under any type of award under the Plan and which are repurchased or reacquired by us at the original purchase price for such shares are also available under the first sentence of this paragraph for future awards under the Plan.

Stock Options

The Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the "Code") and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are our employees or are employees of our subsidiaries which are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

The administrator will select the participants who are granted options and, consistent with the terms of the Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price cannot be less than the common stock's fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock's fair market value on the date the option is granted. The Plan prohibits repricing of an outstanding option, and therefore, the administrator may not, without the consent of the stockholders, lower the exercise price of an outstanding option. This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events. The option price may be paid in cash or, with the administrator's consent, by surrendering shares of common stock, or a combination of cash and shares of common stock. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years, and in the event a participant is deemed to be a 10% owner of our Company or one of our corporate subsidiaries, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options generally will be nontransferable except in the event of the participant's death but the administrator may allow the transfer of non-qualified stock options through a gift or domestic relations order to the participant's family members.

Unless provided otherwise in a participant's stock option agreement and subject to the maximum exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant's termination of service with us or our Affiliate or the expiration date under the terms of the participant's stock option agreement. The right to exercise an option will expire immediately upon termination if the termination is for "cause" or a voluntary termination any time after an event that would be grounds for termination for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant's termination of service or the expiration date under the terms of the participant's stock option agreement.

Stock Awards and Performance Based Compensation

The administrator also will select the participants who are granted restricted common stock awards and, consistent with the terms of the Plan, will establish the terms of each stock award. A restricted common stock award may be subject to payment by the participant of a purchase price for shares of common stock subject to the award, and a stock award may be subject to vesting requirements or transfer restrictions or both, if so provided by the administrator. Those requirements may include, for example, a requirement that the participant complete a specified period of service or that certain performance objectives be achieved. The performance objectives may be based on the individual performance of the participant, our performance or the performance of our Affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. In the case of a performance objective for an award intended to qualify as "performance based compensation" under Section 162(m), the objectives are limited to specified levels of and increases in our or a business unit's return on equity; total earnings; earnings per share; earnings growth; return on capital; return on assets; economic value added; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales growth; gross margin return on investment; increase in the fair market value of the shares; share price (including but not limited to growth measures and total stockholder return); net operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments (which equals net cash flow divided by total capital); funds from operations; internal rate of return; increase in net present value or expense targets. Transfer of the shares of common stock subject to a stock award normally will be restricted prior to vesting.

Stock Appreciation Rights

The administrator also will select the participants who receive stock appreciation rights under the Plan. A stock appreciation right entitles the participant to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the administrator at the time of grant of the award. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator. A stock appreciation right may be granted either alone or in tandem with other awards under the Plan. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.


Deferred Shares

The Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of common stock, if certain conditions are met. The administrator will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above, be achieved.


Performance Shares and Performance Units

The Plan also permits the grant of performance shares and performance units to participants selected by the administrator. A performance share is an award designated in a specified number of shares of common stock that is payable in whole or in part, if and to the extent certain performance objectives are achieved. A performance unit is a cash bonus equal to $1.00 per unit awarded that is payable in whole or in part, if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the administrator for grants intended to qualify as "performance based compensation" under Section 162(m) and will be stated with reference to the performance objectives described above. A grant of performance units may be settled by payment of cash, shares of common stock or a combination of cash and shares and may grant to the participant or reserve to the administrator the right to elect among these alternatives.

Amendment and Termination

No awards may be granted under the Plan after the tenth anniversary of the adoption of the Plan. The Board may amend or terminate the Plan at any time, but an amendment will not become effective without the approval of our stockholders if it increases the aggregate number of shares of common stock that may be issued under the Plan, changes the class of employees eligible to receive incentive stock options or stockholder approval is required by any applicable law, regulation or rule, including any rule of any applicable securities exchange or quotation system. No amendment or termination of the Plan will affect a participant's rights under outstanding awards without the participant's consent.

Federal Income Tax Aspects of the Plan

The following is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. The tax consequences of awards under the Plan depend upon the type of award and if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized on disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, we will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options

The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. Our Company will take a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards

The payment of other awards under the Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), we will receive a tax deduction for the amount of the compensation income.


Section 162(m)

Section 162(m) would render non-deductible to our Company certain compensation in excess of $1,000,000 in any year to certain officers of our Company unless such excess is "performance-based compensation" (as defined in the Code) or is otherwise exempt from Section 162(m), such as under the transition rule described above. Options, stock appreciation rights, performance units and performance shares granted under the Plan are designed to qualify as performance-based compensation. As described above with respect to restricted common stock and deferred shares, the administrator may condition such awards on attainment of one or more performance goals that are intended to qualify such awards as performance-based compensation.

All future awards under the Plan will be discretionary and therefore are not determinable at this time.

Approval of the Plan requires the affirmative vote of a majority of the votes cast on the matter by holders of our outstanding common shares at the Annual Meeting, provided a quorum is present.

Our Board has determined it to be advisable and in the best interests of us and our stockholders to adopt the Plan. Our Board unanimously recommends that you vote "FOR" the Plan.

Householding

We have adopted a procedure approved by the SEC called "householding." Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may write to our Secretary at 4020 Lake Creek Drive, #100, Wilson, WY 83014. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.]

                    SUBMISSION OF STOCKHOLDER PROPOSALS

Under federal law, any stockholder proposal not relating to the election of directors requested to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2005 and in respect of which we are being asked to take action must be received at our office at 4020 Lake Creek Drive, Wilson, WY 83014, no later than September 1, 2005.

Notwithstanding the aforementioned deadline, under our bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to properly present other business at an annual meeting of stockholders. These procedures provide that stockholders desiring to nominate directors and/or to properly present a subject of business for consideration at a meeting must do so by written notice timely received by our Secretary. With respect to proposals for the 2005 Annual Meeting, our Secretary must receive notice of such proposal no later than September 1, 2005.

                           By Order of the Board of Directors


                           A. J. HICKS
                           Secretary
October  , 2004

                               FORM OF PROXY

                          J NET ENTERPRISES, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         OF J NET ENTERPRISES, INC.

                MEETING OF STOCKHOLDERS:  November 18, 2004

The undersigned stockholder of J Net Enterprises, Inc., a Nevada corporation (the "Company"), hereby appoints Allan R. Tessler and Alvin J. Hicks, or any of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock, that the undersigned is entitled to vote at the Meeting of Stockholders of the Company on November 18, 2004 or any adjournment or adjournments thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

1.   ELECTION OF DIRECTORS.

     ___ FOR the nominees listed below (except as marked to the contrary below)

     __ WITHHOLD AUTHORITY to vote for all nominees listed below

Allan R. Tessler, William W. Priest, Jeffrey L. Berenson, Peter A. Flaherty, Eugene M. Freedman and David R. Markin

(INSTRUCTION: To withhold authority to vote for one or more than one individual nominee, write that nominee's name(s) in the space provided below.)

2.  NAME CHANGE

To amend the Articles of Incorporation to change the name of our Company to Epoch Holdings Corporation.

For __            Against __            Abstain __

3.  REINCORPORATION

To adopt an Agreement and Plan of Merger providing for the merger of our Company into our wholly-owned subsidiary, Epoch Holdings Corporation, a Delaware corporation.

For __            Against __            Abstain __

4.  INCENTIVE PLAN PROPOSAL

To approve the 2004 Omnibus Long-Term Incentive Compensation Plan.

For __            Against __            Abstain __

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" each of the Proposals.

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.


Signature: _________________ Signature:_________________

Date: _______________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.

THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                                                               APPENDIX A

                                     FORM OF
                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of this day of ______________, 2004, by and between J Net Enterprises, Inc., a Nevada corporation (the "Nevada Corporation"), and Epoch Holdings
Corporation, a Delaware corporation (the "Delaware Corporation").

                              W I T N E S S E T H:

     WHEREAS, the Nevada Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and on the date of this Agreement has authority to issue sixty million (60,000,000) shares of common stock, par value $0.01 per share (the "Nevada Common Stock"), and one million (1,000,000) shares of preferred stock, $1.00 par value per share (the "Nevada Preferred Stock"), of which 17,834,737 shares of the Nevada Common Stock are issued and outstanding;

     WHEREAS, the Delaware Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has authority to issue sixty million (60,000,000) shares of common stock, par value $0.01 per share (the "Delaware Common Stock"), and one million (1,000,000) shares of preferred stock, $1.00 par value per share (the "Delaware Preferred Stock"), of which 100 shares of the Delaware Common Stock are issued and outstanding and owned by the Nevada Corporation;

     WHEREAS, the respective Boards of Directors of the Nevada Corporation and the Delaware Corporation have determined that, for purposes of effecting the reincorporation of the Nevada Corporation in the State of Delaware, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholder and the Nevada Corporation and its stockholders that the Nevada Corporation merge with and into the Delaware Corporation upon the terms and subject to the conditions herein provided;

     WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of
Section 368 of the Code; and

     WHEREAS, the respective Boards of Directors of the Nevada Corporation and the Delaware Corporation and the stockholder of the Delaware
Corporation have unanimously adopted and approved this Agreement, and the Board of Directors of the Nevada Corporation has directed that this Agreement be submitted to the stockholders of the Nevada Corporation for their consideration;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Nevada Corporation and the Delaware Corporation hereby agree as follows:

     1. Merger. Subject to the approval of the stockholders of the Nevada Corporation in accordance with the Nevada Revised Statutes (the "NRS"), at such time thereafter as the parties hereto shall mutually agree, the Nevada Corporation shall be merged with and into the Delaware Corporation (the "Merger"), and the Delaware Corporation shall be the surviving company (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall be effective upon (a) the filing of this Agreement together with Articles of Merger (the "Articles of Merger") with the office of the Secretary of State of the State of Nevada in accordance with the provisions of Chapter 92-A of the NRS; and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Certificate of Merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the "DCGL"); the date and time of the later of such filings being hereinafter referred to as the "Effective Date." Immediately following the due approval of the Merger by the stockholders of the Nevada Corporation, subject to the provisions of this Agreement, the Articles of Merger shall be duly executed by the Delaware Corporation and the Nevada Corporation and thereafter delivered to the office of the Secretary of State of the State of Nevada, as provided in Chapter 92-A of the NRS, and the Certificate of Merger shall be duly executed by the Delaware Corporation and the Nevada Corporation and thereafter delivered to the office of the Secretary of State of Delaware, pursuant to Section 251 of the DGCL.

     2.  Governing Documents.

         a. The Certificate of Incorporation of the Delaware Corporation, a copy of which is attached hereto as Exhibit A, shall be the Certificate of Incorporation of the Surviving Corporation.

         b. The By-Laws of the Delaware Corporation, a copy of which is attached hereto as Exhibit B, shall be the By-Laws of the Surviving Corporation.

     3. Officers and Directors. The directors of the Nevada Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the Nevada Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

     4. Succession. As of the Effective Date, the separate existence of the Nevada Corporation shall cease and the Nevada Corporation shall be merged with and into the Delaware Corporation, and the name of the Surviving Corporation shall be Epoch Holdings Corporation. The Surviving Corporation shall have all of the rights, privileges, immunities and powers and be subject to all of the duties and liabilities granted or imposed by
Section 259 of the DGCL.

     5. Further Assistance. From and after the Effective Date, as and when required by the Delaware Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the Nevada Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Delaware Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the Nevada Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Nevada Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     6. Capital Stock. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Nevada Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of Delaware Common
Stock.

     7. Outstanding Stock of the Delaware Corporation. At the Effective Date, the 100 shares of the Delaware Common Stock presently issued and outstanding in the name of the Nevada Corporation shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of Delaware Common Stock shall be issued in respect thereof.

     8. Stock Certificates. From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Nevada Common Stock shall be deemed for all purposes to evidence ownership and to present the shares of Delaware Common Stock into which such shares of Nevada Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Delaware Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificates as above provided.

     9. Options. At the Effective Date, each outstanding option or other right to purchase shares of Nevada Common Stock, including options granted and outstanding under the 2004 Omnibus Long-Term Compensation Plan and the 1992 Incentive and Non-Qualified Stock Option Plan (collectively, the "Nevada Option Plans"), shall, by virtue of the Merger and without any action on part of the holder thereof, be converted into and become an option or right to purchase the same number of shares of Delaware Common Stock at a price per share equal to the exercise price of the option or right to purchase Nevada Common Stock and upon the same terms and subject to the same conditions as set forth in the Nevada Option Plans and the agreements entered into by the Nevada Corporation pertaining to such options or rights. A number of shares of Delaware Common Stock shall be reserved for purposes of such options and rights equal to the number of shares of Nevada Common Stock so reserved immediately prior to the Effective Date. As of the Effective Date, the Delaware Corporation shall assume all obligations of the Nevada Corporation under agreements pertaining to such options and rights, including the Nevada Option Plans, and the outstanding options or other rights, or portions thereof, granted pursuant thereto.

     10. Validity of Delaware Common Stock. All shares of Delaware Common Stock into which Nevada Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such Nevada Common Stock.

     11. Rights of Former Holders. From and after the Effective Date, no holder of certificates which evidenced Nevada Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such Nevada Common Stock shall have been converted pursuant to the Merger.

     12. Covenants of the Delaware Corporation. The Delaware Corporation covenants and agrees that, effective not later than the Effective Date, it will (a) qualify to do business as a foreign corporation in all states in which the Nevada Corporation is so qualified and in which failure so to qualify would have a material adverse effect on the business or financial condition of the Delaware Corporation and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under applicable provisions of state law in the states in which qualification is required hereunder; and
(b) file any and all documents with the Nevada Franchise Tax Board necessary to the assumption by the Delaware Corporation of all of the franchise tax liabilities of the Nevada Corporation.

     13. Condition. It shall be a condition precedent to the consummation of the Merger and the other transactions contemplated in this Agreement that the shares of Delaware Common Stock to be issued by Epoch Holdings Corporation shall, upon official notice of issuance, be listed for quotation on the Over-the-Counter Bulletin Board as of the Effective Date.

     14. Waiver and Amendment. At any time prior to the Effective Date and after approval and adoption of this Agreement by the stockholders of the Nevada Corporation, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of the Delaware Corporation and the Nevada Corporation to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement without action by the respective stockholders of the parties, except that any (a) amendments to Section 6, (b) amendments changing the terms, rights, powers or preferences of Delaware Common Stock or Delaware Preferred Stock, or (c) amendments altering any terms of this Agreement if such alteration would adversely affect the holders of the capital stock of the Nevada Company or the Delaware Company, must be approved by the holders of a majority of the Nevada Common Stock.

     15. Abandonment and Termination. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Nevada Corporation or the Delaware Corporation or both, notwithstanding approval of this Agreement by the sole stockholder of the Delaware Corporation and the stockholders of the Nevada Corporation.

     16. Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

     17. Headings. The paragraph headings in the Agreement are intended principally for convenience and shall not, by themselves, determine rights and obligations of the parties to this Agreement.

     18. Third Parties. Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     19. Governing Law. The Merger shall be governed by, and construed in accordance with the laws of the State of Delaware.

     20. Approval of Nevada Corporation as the Sole Stockholder of the Delaware Corporation. By its execution and delivery of this Agreement, the Nevada Corporation, as the sole stockholder of the Delaware Corporation, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the Nevada Common Stock. The Nevada Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and Merger as the sole stockholder of the Delaware Corporation.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

                                J NET ENTERPRISES, INC.

                                By:
                                     ________________________
                                     Name:
                                     Title:


                                EPOCH HOLDINGS CORPORATION

                                By:
                                     ________________________
                                     Name:
                                     Title:

                                                               Appendix B

                                     FORM OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                           EPOCH HOLDINGS CORPORATION

          Pursuant to Section 102 of the General Corporation Law of the
                               State of Delaware
          _____________________________________________________________

     The undersigned, in order to form a corporation pursuant to Section 102 of the General Corporation Law of the State of Delaware, does hereby certify:

          FIRST: The name of the corporation is Epoch Holdings Corporation (the "Corporation").

          SECOND: The address of the registered office of the Company in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, Delaware 19901, County of Kent.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares which the Corporation shall have authority to issue is 61,000,000 shares of capital stock consisting of 60,000,000 shares of common stock, $0.01 par value per share (the "Common Stock"); and 1,000,000 shares of preferred stock, $1.00 par value per share (the "Preferred Stock").

          Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of shares of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such class, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such class, including, without limitation, dividends, voting rights, rights of redemption, or conversion into Common Stock, to the fullest extent now or hereafter permitted by the Delaware General Corporation Law.

          FIFTH: The name and mailing address of the Incorporator is as follows:

                   Name                      Address

                   Tina Fleischmann          J Net Enterprises, Inc.
                                             3900 Dallas Parkway #340
                                             Plano, Texas 75093

          SIXTH:  The Corporation is to have perpetual existence.

          SEVENTH: The Corporation expressly elects not to be subject to the provisions of Section 203 of the Delaware General Corporation Law.

          EIGHTH: The board of directors is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

          NINTH: Elections of directors need not be by written ballot unless the by-laws of the Corporation shall otherwise provide.

          TENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          ELEVENTH: Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the General Corporation Law upon the Corporation, upon its stockholders, bondholders and security holders, and upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the General Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred under the General Corporation Law. The Corporation shall, to the fullest extent permitted by the laws of the State of Delaware, including, but not limited to Section 145 of the General Corporation Law, as the same may be amended and supplemented, indemnify any and all directors and officers of the Corporation and may, in the discretion of the board of directors, indemnify any and all other persons whom it shall have power to indemnify under said Section or otherwise under Delaware law from and against any and all of the expenses, liabilities or other matters referred to or covered by said Section. The indemnification provisions contained in the General Corporation Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, resolution of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.

          TWELFTH: The number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the by-laws of the Corporation. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of either a majority of the directors then in office, though less than a quorum, or by the stockholders at the next annual meeting thereof or at a special meeting called for such purpose. Stockholders may not apply to request that the Delaware Court of Chancery summarily order an election to be held to fill any vacancies in the Board of Directors whether or not, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors as constituted immediately prior to any such vacancy or increase. Each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

          IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _______, 2004 and I affirm that the foregoing certificate is my act and deed and that the facts stated herein are true.

                                          /s/ Tina Fleischmann
                                          ______________________________
                                          Tina Fleischmann, Incorporator
                                          3900 Dallas Parkway #340
                                          Plano, Texas 75093

                                                               Appendix C

                                  FORM OF

                                  BY-LAWS

                                    OF

                        EPOCH HOLDINGS CORPORATION

                         (A Delaware Corporation)

                                 ARTICLE I

                                  OFFICES

          SECTION 1. Registered Office. The registered office of the Corporation within the State of Delaware shall be in the City of Dover, County of Kent.

          SECTION 2. Other Offices. The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

                                 ARTICLE II

                                STOCKHOLDERS

          SECTION 1. Place of Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at any such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof.

          SECTION 2. Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At such annual meeting, the stockholders shall elect, by a plurality vote, a Board of Directors and transact such other business as may properly be brought before the meeting.

          SECTION 3. Special Meetings. Special meetings of stockholders, unless otherwise prescribed by statute, may be called at any time by the Board of Directors or the Chairman of the Board, if one shall have been elected, or the President.

          SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat, and to any other stockholder to whom the giving of notice shall be required by law, not less than ten (10) nor more than sixty (60) days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. Notice shall be given personally or by mail and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice of any meeting shall not be required to be given to any person who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or who, either before or after the meeting, shall submit a signed written waiver of notice, in person or by proxy. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

          SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten
(10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          SECTION 6. Quorum, Adjournments. The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty (30) days, or, if after adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          SECTION 7. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or, in his absence or if one shall not have been elected, the President shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting shall act as secretary of the meeting and keep the minutes thereof.

          SECTION 8. Order of Business. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

          SECTION 9. Voting. Except as otherwise provided by statute or the Certificate of Incorporation, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one vote for each share of capital stock of the Corporation standing in his name on the record of stockholders of the Corporation:

               (a) on the date fixed pursuant to the provisions of Section 7 of Article V of these By-Laws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

               (b) if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact duly authorized in writing, but no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy shall be delivered to the secretary of the meeting at or prior to the time designated in the order of business for so delivering such proxies. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereon, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the Certificate of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there by such proxy, and shall state the number of shares voted.

          SECTION 10. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

          SECTION 11. Action by Consent. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of statute or of the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, and the action taken without such meeting and vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. Such action shall constitute action by such stockholders with the same force and effect as if the same had been approved at a duly called meeting of stockholders.

                                ARTICLE III

                            BOARD OF DIRECTORS
          SECTION 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

          SECTION 2. Number, Qualifications, Election and Term of Office. The number of directors constituting the initial Board of Directors shall be one (1). Thereafter, the number of directors may be fixed, from time to time, by the affirmative vote of a majority of the entire Board of Directors or by action of the stockholders of the Corporation. Any decrease in the number of directors shall be effective at the time of the next succeeding annual meeting of stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. Directors need not be stockholders. Except as otherwise provided by statute or these By-Laws, the directors (other than members of the initial Board of Directors) shall be elected at the annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws.

          SECTION 3. Place of Meetings. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

          SECTION 4. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such other time or place (within or without the State of Delaware) as shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article III.

          SECTION 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-Laws.

          SECTION 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, or by two or more directors of the Corporation or by the President.

          SECTION 7. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the meeting. Except as otherwise required by these By-Laws, such notice need not state the purposes of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first class mail, at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, telex, telecopier or other similar means, or be delivered to him personally or be given to him by telephone or other similar means, at least twenty-four hours before the time at which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting, except when he shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          SECTION 8. Quorum and Manner of Acting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by statute or the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to all of the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

          SECTION 9. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the President (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

          SECTION 10. Resignations. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 11. Vacancies. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the sole remaining director or by the stockholders at the next annual meeting thereof or at a special meeting thereof. Each director so elected shall hold office until his successor shall have been elected and shall have qualified.

          SECTION 12. Removal of Directors. Any director may be removed, either with or without cause, at any time, by the holders of a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote at an election of directors.

          SECTION 13. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

          SECTION 14. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, including an executive committee, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the powers and authority of the Board of Directors and may authorize the seal of the Corporation to be affixed to all papers which require it. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

          SECTION 15. Action by Consent. Unless restricted by the Certificate of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee, as the case may be.

          SECTION 16. Telephonic Meeting. Unless restricted by the Certificate of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

          SECTION 17.  Contracts.

               (a) No contract or other transaction between the Corporation and any other business shall be affected or invalidated, nor shall any director be liable in any way, solely by reason of the fact that a director of the Corporation is an officer or director of, or is financially interested in, such other business, provided that the material facts of such relationship or interest are disclosed to the Board of Directors and such contract or transaction is authorized by the Board of Directors in accordance with applicable law.

               (b) Any director may be a party to or may be interested in any contract or transaction of the Corporation individually, and no director shall be liable in any way by reason of such interest, provided that the material facts of such participation or interest shall be disclosed to the Board of Directors and provided that the Board of Directors shall authorize or ratify such contract or transaction, in accordance with applicable law, by the vote (not counting the vote of any such director) of a majority of a quorum, at a meeting at which such action is taken. Such director may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to invalidate or in any way affect any contract or other transaction which would otherwise be valid under the laws applicable thereto.

               (c) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

                                ARTICLE IV

                                  OFFICERS

          SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the President and the Secretary. If the Board of Directors wishes, it may also elect as an officer of the Corporation a Chairman of the Board, and may elect such other officers as it deems advisable (such as one or more Vice Presidents, a Treasurer and one or more Assistant Treasurers and Assistant Secretaries). Any two or more offices may be held by the same person, and no officer except the Chairman of the Board need be a director. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these By-Laws.

          SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon receipt. Unless otherwise specified in such resignation, the acceptance of any such resignation shall not be necessary to make it effective.

          SECTION 3. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

          SECTION 4. Chairman of the Board. The Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors or the stockholders. He shall advise and counsel with the President, and in his absence with other executives of the Corporation, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

          SECTION 5. The President. The President shall be the chief executive officer of the Corporation. He shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He shall perform all duties incident to the office of President and chief executive officer and such other duties as may from time to time be assigned to him by the Board of Directors.

          SECTION 6. Vice President. Each Vice President shall perform all such duties as from time to time may be assigned to him by the Board of Directors or the President. At the request of the President or in his absence or in the event of his inability or refusal to act, the Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice Presidents in the order of their election), shall perform the duties of the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the President in respect of the performance of such duties.


          SECTION 7.  Treasurer.  The Treasurer, if any, shall

               (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

               (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

               (c) deposit all moneys and other valuables to the credit of the Corporation in such depositaries as may be designated by the Board of Directors or pursuant to its direction;

               (d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

               (e) disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

               (f) render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

               (g) in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors.

          SECTION 8.  Secretary.  The Secretary shall

               (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

               (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

               (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

               (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

               (e) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

          SECTION 8. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

          SECTION 9. The Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

          SECTION 10. Officers' Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety as the Board of Directors may require.

          SECTION 11. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

                                 ARTICLE V

                   STOCK CERTIFICATES AND THEIR TRANSFER

          SECTION 1. Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares in the Corporation owned of record by such holder. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restriction of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          SECTION 2. Facsimile Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          SECTION 3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          SECTION 4. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its records; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

          SECTION 5. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

          SECTION 6. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

          SECTION 7. Fixing the Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any chance, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty days prior to any other action.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          SECTION 8. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                ARTICLE VI

                 INDEMNIFICATION OF DIRECTORS AND OFFICERS

          SECTION 1. General. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          SECTION 2. Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

          SECTION 3. Indemnification in Certain Cases. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          SECTION 4. Procedure. Any indemnification under Sections 1 and 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections 1 and 2. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

          SECTION 5. Advances for Expenses. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

          SECTION 6. Rights Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          SECTION 7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

          SECTION 8.  Definition of Corporation.  For the purposes of this
Article VI, references to the "Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

          SECTION 9. Survival of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                ARTICLE VII

                            GENERAL PROVISIONS

          SECTION 1. Dividends. Subject to the provisions of statute and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of stock of the Corporation, unless otherwise provided by statute or the Certificate of Incorporation.

          SECTION 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation. The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

          SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

          SECTION 4. Fiscal Year. The fiscal year of the Corporation shall be fixed, and once fixed, may thereafter be changed, by resolution of the Board of Directors.

          SECTION 5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

          SECTION 6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

          SECTION 7. Voting of Stock in Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or the President, from time to time, may (or may appoint one or more attorneys or agents to) cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other entity, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other entity. In the event one or more attorneys or agents are appointed, the Chairman of the Board or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the circumstances.

                               ARTICLE VIII

                                AMENDMENTS

          These By-Laws may be amended or repealed or new By-Laws adopted
(a) by action of the stockholders entitled to vote thereon at any annual or special meeting of stockholders, or (b) if the Certificate of Incorporation so provides, by action of the Board of Directors at a regular or special meeting thereof. Any By-Law made by the Board of Directors may be amended or repealed by action of the stockholders at any annual or special meeting of stockholders.

                                                               Appendix D


                                  FORM OF

                          J NET ENTERPRISES, INC.

             2004 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN

     1. Purpose. The purpose of this 2004 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN (the "Plan") is to assist J Net Enterprises, Inc., a public corporation (the "Company") and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of shareholder value.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

         (a)  "Award" means any Option, Stock Appreciation Right,
Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

         (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

         (c) "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

         (e)  "Board" means the Company's Board of Directors.

         (f) "Cause" shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any,
(iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

         (g) "Change in Control" means a Change in Control as defined with related terms in Section 9(b) of the Plan.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

         (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent".

         (j) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

         (k) "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

         (l) "Covered Employee" means an Eligible Person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

         (m) "Deferred Stock" means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

         (n) "Deferred Stock Award" means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

         (o) "Director" means a member of the Board or the board of directors of any Related Entity.

         (p) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

         (q) "Discounted Option" means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

         (r) "Discounted Stock Appreciation Right" means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

         (s) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to regular dividends paid with respect to a specified number of Shares, or other periodic payments.

         (t) "Effective Date" means the effective date of the Plan, which shall be July 20, 2004, subject to approval within twelve (12) months by the stockholders holding a majority of the shares entitled to vote thereon.

         (u) "Eligible Person" means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

         (v) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

         (w) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

         (x) "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

         (y) "Good Reason" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

         (z) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

         (aa) "Independent," when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed or quoted for trading, and if not listed or quoted for trading, by the rules of American Stock Exchange.

         (bb)  "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

         (cc)  "Option" means a right granted to a Participant under
Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

         (dd) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

         (ee) "Option Proceeds" shall mean the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant's withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

         (ff) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

         (gg) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

         (hh) "Performance Award" shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

         (ii) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

         (jj) "Performance Share" means any grant pursuant to Section 8 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

         (kk) "Performance Unit" means any grant pursuant to Section 8 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

         (ll)  "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

         (mm) "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

         (nn) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

         (oo) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

         (pp) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (qq) "Shares" means the shares of common stock of the Company, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

         (rr) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

         (ss) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

         (tt) "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

     3.  Administration.

         (a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

         (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

         (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4.  Shares Subject to Plan.

         (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be (i) issued under the Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards, Deferred Shares or Performance Shares, and (iii) covered by Stock Appreciation Rights is 3,000,000 Shares. No Participant may receive Awards representing more than 600,000 shares in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 1,500,000 for each full or fractional year included in the Performance Period for the grant of Performance Units during such calendar year. This limitation shall be applied as of any date by taking into account the number of shares available to be made the subject of new Awards as of such date, plus the number of shares previously issued under the Plan and the number of share
subject to outstanding Awards as of such date.   Any Shares delivered under
the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

         (c)  Availability of Shares Not Delivered under Awards.

              (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to
Section 4(c)(v) below.

              (ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

              (iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

              (iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

              (v) Any Shares that again become available for grant pursuant to this Section 4(c) shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan, and as one and one-half (1.5) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

              (vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

         (d) No Further Awards Under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under any prior plans after the Effective Date.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in each fiscal year during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 600,000 Shares or (ii) Restricted
Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 1,500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to any Performance Period with respect to Performance Units is $1.00.

     6.  Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, no consideration other than services may be required for the grant (but not the exercise) of any Award.

         (b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

              (i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

              (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

              (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                     (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                     (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

         (c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

              (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

              (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

              (iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

         (d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

              (i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

              (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

              (iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

              (v) Minimum Vesting Period. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

         (e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

              (i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

              (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

              (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

         (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to
Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under
Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

         (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the regular dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

         (h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in
Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

              (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this
Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

     7.  Certain Provisions Applicable to Awards.

         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

         (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company's securities are listed or quoted for trading and, if not listed or quoted for trading on either the American Stock Exchange or a national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

         (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     8.  Code Section 162(m) Provisions.

         (a) Covered Employees. If and to the extent that the Committee determines at the time a Restricted Stock Award, a Performance Award, or an Other Stock-Based Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 8 is applicable to such Award.

         (b) Performance Criteria. If a Restricted Stock Award, a Performance Award or an Other Stock-Based Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin;
(5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings, earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including
(i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

         (c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

         (d) Adjustments; The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

     9.  Change in Control.

         (a) Effect of "Change in Control." Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a "Change in Control," as defined in Section 9(b):

              (i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

              (ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

              (iii) With respect to any outstanding Performance Award, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award subject to achievement of performance goals and conditions under the Plan,
(A) a pro rata portion of the Award shall be considered earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and (B) the value at target performance of the remaining portion of the Award shall be converted to a Restricted Stock Award, or a Deferred Stock Award for purposes of Section 9(a)(iv). If Awards are not assumed or substituted for by the successor company pursuant to Section 9(a)(iv), then the full Award shall be considered earned and payable.

              (iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

         (b) Definition of "Change in Control". Unless otherwise specified in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

              (i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

              (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

              (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     10.  General Provisions.

         (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

         (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

         (c)  Adjustments.

              (i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

              (ii) Adjustments in Case of Certain Corporate Transactions. In the event of any proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Award or substitute an equivalent option, right or other award. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution of any Award, then that Award shall terminate upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

              (iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant,
and any other circumstances deemed relevant;   provided that no such
adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

         (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

         (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciate Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

         (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

         (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

         (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the jurisdiction of incorporation of the Company without giving effect to principles of conflict of laws and excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

         (k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

         (l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

                                                               APPENDIX E

                                         Adopted as of September 24, 2004
                                         Ratified as of __________, 2004


                                  FORM OF

                          J NET ENTERPRISES, INC.

                          AUDIT COMMITTEE CHARTER
Purpose

     This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of J Net Enterprises, Inc. (the
"Company"). The Audit Committee shall review and assess annually and recommend any proposed changes to the Board for approval.

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the quality and integrity of the accounting, internal control and financial reporting practices of the Company, (2) the independent auditors' qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, (4) the compliance by the Company with all applicable legal and regulatory requirements, and (5) related-party transactions.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") as now or may hereafter be amended, modified or adopted, to be included in the Company's annual proxy materials.

Committee Membership

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence, financial literacy and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Commission and of The Nasdaq Stock Market, Inc. (the "Nasdaq") or any national securities exchange or quotation service on which any securities of the Company are traded or quoted as now or may hereafter be amended, modified or adopted. At least one member of the Audit Committee shall be an "Audit Committee Financial Expert" as defined by the Commission's rules and regulations and the Nasdaq (or such other national securities exchange or quotation service on which any securities of the Company are traded or quoted).

     The Members of the Audit Committee and the Audit Committee Chairman shall be appointed by the Board and may be replaced by the Board.

     One member of the Audit Committee shall be appointed chairman. The chairman shall be appointed by the unanimous approval of the full Audit Committee. The chairman shall be responsible for leadership of the Audit Committee, presiding over meetings and making regular reports to the Board, and shall submit to the Board the minutes of the Audit Committee's meetings. The chairman will also maintain regular contact with the Company's Chief Executive Officer, Chief Financial Officer and Controller (if any) and the independent and internal auditors. The chairman shall also have the authority to act on behalf of the Audit Committee between meetings.

     No member of the Audit Committee shall serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on Committee.

Meetings

     The Audit Committee shall meet as often as it deems necessary, but not less frequently than quarterly. Meetings may be held either in person or telephonically as determined by the Chairman of the Audit Committee on such notice as the Chairman may determine, but not less than 24 hours prior to a meeting. The Audit Committee shall meet periodically with management, the internal auditors, when established, and the independent accountants in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities

     The Audit Committee shall have the sole authority to appoint or replace the independent accountants. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements, if any, between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Pre-approval of all auditing services and permitted non-audit services shall be in accordance with the policy of the Audit Committee appended to this Charter as Attachment A, as may be amended or modified by the Audit Committee.

     The Audit Committee Chairman may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to and reviewed with the full Audit Committee at its next scheduled meeting.

     Members of the Audit Committee shall be appointed by the Board and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal; they may be removed with or without cause, by a majority vote of the Board.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     1. Review with management and the independent accountants the annual audited financial statements, including disclosures made in "management's discussion and analysis of financial condition and results of operations" section of the Company's Exchange Act reports, and recommend to the full Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review with management and the independent accountants the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent accountants' review of the quarterly financial statements.

     3. Review with management and the independent accountants (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of use of the these alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management, such as many management letters or schedules of unadjusted differences.

     4. Review quarterly results from the independent accountants review procedures on:

         (a) All critical accounting policies and practices to be used, including critical and significant accounting releases.

         (b) All alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

         (c) Other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

     5. Review with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Review with management and the independent accountants the effect of regulatory and accounting initiatives as well as off-balance sheet items on the Company's financial statements.

     7. Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Review with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     10. Review with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls and any significant deficiencies or material weaknesses in internal controls.

Oversight of the Company's Relationship with the Independent Accountants

     11. Review and be responsible for the appointment, retention, scope of work, compensation and oversight of the work of the independent auditors engaged (including resolution of disagreements, if any, between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors must report directly to the Audit Committee.

     12. Review and evaluate the lead partner of the independent accountants' team.

     13. Review the experience, qualifications and performance of the senior members of the independent auditor's team.

     14. Obtain and review a report from the independent accountants at least annually regarding (a) the independent accountants' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
         (c) any steps taken to deal with any such issues, and (d) all relationships between the independent accountants and the Company. Evaluate the qualifications, performance and independence of the independent accountants, including considering whether the accountants' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the accountants' independence, and taking into account the opinions of management and internal auditors.

     15. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five years, and consider whether the auditing firm should be rotated at prescribed intervals as well.

     16. Pre-approve the hiring of any employee or former employee of the independent auditors who was a member of the Company's audit team during the preceding three fiscal years. In addition, the Audit Committee shall have sole authority to pre-approve the hiring of any employee or former employee of the independent auditor (within the preceding three fiscal years) for senior positions within the Company, regardless of whether that person was a member of the Company's audit team.

     17. Obtain annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend, that the Board take appropriate actions to oversee and satisfy itself as to the auditors' independence.

     18. Meet with the independent accountants prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

     19. Review the appointment and replacement of the senior internal auditor.

     20. Review the significant reports to management prepared by the internal auditing department and management's responses.

     21. Discuss with management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

     22. Obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

     23. Obtain reports from management, the Company's internal audit department that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics. Review with the independent accountants their report with respect to management's evaluation of internal financial controls.

     24. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     25. Discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     26. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

         The foregoing list of duties is not exhaustive, and the Audit Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function.

Clarification of Audit Committee's Role

     The Audit Committee's responsibility is one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, applicable law and regulations, and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Audit Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside of the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations.

                                                               ATTACHMENT A


        J Net Enterprises, Inc. Audit Committee Pre-Approval Policy


I.     Statement of Principles

       The Audit Committee is required to pre-approve scope of work and related costs for audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

       The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

II.    Delegation

       The Audit Committee Chairman may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

III.   Audit Services

       The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

       In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Audit services listed in Appendix A. All other Audit services not listed in Appendix A must be separately pre-approved by the Audit Committee.

IV.    Audit-Related Services

       Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved the Audit-related services listed in Appendix B. All other Audit-related services not listed in Appendix B must be separately pre-approved by the Audit Committee.

V.     Tax Services

       The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be separately pre-approved by the Audit Committee.

VI.    All Other Services

       The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately pre-approved by the Audit Committee.

       A list of the Commission's prohibited non-audit services is attached to this policy as Exhibit 1. The Commission's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.   Pre-Approval Fee Levels

       Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit
Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII.  Supporting Documentation

       With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

IX.    Procedures

       Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the Commission's rules on auditor independence.